Exhibit 99.1

Republic Services, Inc.
LETTER OF TRANSMITTAL FOR THE
OFFERS TO EXCHANGE
all outstanding unregistered 5.00% Notes due 2020
($850,000,000 aggregate principal amount)
for
5.00% Notes due 2020
that have been registered under the Securities Act of 1933
and
all outstanding unregistered 5.25% Notes due 2021
($600,000,000 aggregate principal amount)
for
5.25% Notes due 2021
that have been registered under the Securities Act of 1933
and
all outstanding unregistered 5.50% Notes due 2019
($650,000,000 aggregate principal amount)
for
5.50% Notes due 2019
that have been registered under the Securities Act of 1933
and
all outstanding unregistered 6.20% Notes due 2040
($650,000,000 aggregate principal amount)
for
6.20% Notes due 2040
that have been registered under the Securities Act of 1933

The unregistered notes are, and the exchange notes will be, fully and unconditionally and jointly and severally guaranteed by substantially all of our direct and indirect subsidiaries. All references to the unregistered notes and the exchange notes include references to the related guarantees. The exchange offers will expire at 5:00 p.m., New York City time, on          , 2010 unless any exchange offer is extended by Republic Services, Inc., in its sole discretion.

Tenders of unregistered notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date (as defined below).

In the case of the 5.00% Notes due 2020, 5.25% Notes due 2021 and 6.20% Notes due 2040:	In the case of the 5.50% Notes due 2019:

Deliver To: By Mail:	Deliver To: By Mail:

U.S. Bank National Association	The Bank of New York Mellon Corporation
60 Livingston Avenue	Corporate Trust Operations
St. Paul, MN 55107	Reorganization Unit
Attn: Specialized Finance Dept.	101 Barclay Street — 7 East New York, NY 10286 Attn: Ms. Diane Amoroso

By Overnight Mail or Courier:	By Overnight Mail or Courier:

U.S. Bank National Association	The Bank of New York Mellon Corporation
60 Livingston Avenue	Corporate Trust Operations
St. Paul, MN 55107	Reorganization Unit
Attn: Specialized Finance Dept.	101 Barclay Street — 7 East New York, NY 10286 Attn: Ms. Diane Amoroso

By Facsimile (for Eligible Institutions Only):	By Facsimile (for Eligible Institutions Only):

(651) 495-8158	(212) 298-1915

For Information or Confirmation by Telephone:	For Information or Confirmation by Telephone:

(800) 934-6802	(212) 815-2742

Delivery of this letter of transmittal to an address, or transmission via facsimile, other than to the applicable exchange agent as set forth above, will not constitute a valid delivery. The method of delivery of all documents, including certificates, is at the risk of the holder. Instead of delivery by mail, we recommend that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery prior to the expiration of the applicable exchange offer. You should read the instructions accompanying this letter of transmittal carefully before you complete this letter of transmittal.

The undersigned acknowledges that he or she has received the prospectus dated          , 2010 of Republic Services, Inc., and this letter of transmittal and the instructions hereto, which together constitute Republic Services, Inc.’s offers to exchange:

•	$850,000,000 aggregate principal amount of unregistered 5.00% notes due 2020 for 5.00% notes due 2020, which have been registered under the Securities Act of 1933, as amended;

•	$600,000,000 aggregate principal amount of unregistered 5.25% notes due 2021 for 5.25% notes due 2021, which have been registered under the Securities Act of 1933, as amended;

•	$650,000,000 aggregate principal amount of unregistered 5.50% notes due 2019 for 5.50% notes due 2019, which have been registered under the Securities Act of 1933, as amended; and

•	$650,000,000 aggregate principal amount of unregistered 6.20% notes due 2040 for 6.20% notes due 2040, which have been registered under the Securities Act of 1933, as amended.

The term “Expiration Date” shall mean 5:00 p.m., New York City time, on          , 2010, unless Republic Services, Inc., in its sole discretion, extends the applicable exchange offer, in which case the term shall mean the latest date and time to which the applicable exchange offer is extended. Whenever we refer to the unregistered 5.00% notes due 2020, the unregistered 5.25% notes due 2021, the unregistered 5.50% notes due 2019 and the unregistered 6.20% notes due 2040, we will refer to them as the “unregistered notes.” Whenever we refer to the 5.00% notes due 2020, the 5.25% notes due 2021, the 5.50% notes due 2019 and the 6.20% notes due 2040, the offer of which has been registered under the Securities Act, we will refer to them as the “exchange notes.” All other terms used but not defined herein have the meaning given to them in the prospectus.

This letter of transmittal is to be used if certificates representing unregistered notes are to be physically delivered to the applicable exchange agent by Holders (as defined below). Delivery of this letter of transmittal and any other required documents must be made to the applicable exchange agent. Delivery of documents to The Depository Trust Company (“DTC”) does not constitute delivery to an exchange agent.

The term “Holder” as used herein means any person in whose name unregistered notes are registered on the books of Republic Services, Inc., or any other person who has obtained a properly completed bond power from the registered holder, or any person whose unregistered notes are held of record by DTC who desires to deliver such unregistered notes by book-entry transfer at DTC.

Any Holder of unregistered notes who wishes to tender such unregistered notes must, prior to the Expiration Date, either: (1) complete, sign and deliver this letter of transmittal, or a facsimile thereof, to the applicable exchange agent in person or to the address or facsimile number set forth above and tender (and not withdraw) such unregistered notes, or (2) if a tender of unregistered notes is to be made by book-entry transfer to the account maintained by the applicable exchange agent at DTC, confirm such book-entry transfer, including the delivery of an agent’s message (a “Book-Entry Confirmation”), in each case in accordance with the procedures for tendering described under the caption “Instructions” in this letter of transmittal.

Upon the terms and subject to the conditions of the applicable exchange offer, the acceptance for exchange of the unregistered notes validly tendered and not withdrawn and the issuance of the exchange notes will be made promptly following the Expiration Date. For the purposes of the exchange offer, Republic Services, Inc., shall be deemed to have accepted for exchange validly tendered unregistered notes when, as and if Republic Services, Inc., has given written notice thereof to the applicable exchange agent.

The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the applicable exchange offer.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING

THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE APPLICABLE EXCHANGE AGENT.

Please list below the unregistered notes to which this letter of transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule, attached hereto. All tenders must be in minimum denominations of $2,000 and larger integral multiples of $1,000.

DESCRIPTION OF UNREGISTERED 5.00% NOTES DUE 2020
Certificate
Number(s) (Attach
Name(s) and Address(es) of Holder(s)	Type of Security	Signed List,	Aggregate Principal
(Please fill in, if Blank)	Tendered	if Necessary)	Amount Tendered

Total principal amount of unregistered notes tendered:

☐	CHECK HERE IF TENDERED UNREGISTERED 5.00% NOTES DUE 2020 ARE BEING DELIVERED BY DTC TO THE APPLICABLE EXCHANGE AGENT’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of tendering institution:

DTC book-entry account:

Transaction code no.:

DESCRIPTION OF UNREGISTERED 5.25% NOTES DUE 2021
Certificate
Number(s) (Attach
Name(s) and Address(es) of Holder(s)	Type of Security	Signed List,	Aggregate Principal
(Please fill in, if Blank)	Tendered	if Necessary)	Amount Tendered

Total principal amount of unregistered notes tendered:

☐	CHECK HERE IF TENDERED UNREGISTERED 5.25% NOTES DUE 2021 ARE BEING DELIVERED BY DTC TO THE APPLICABLE EXCHANGE AGENT’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of tendering institution:

DTC book-entry account:

Transaction code no.:

DESCRIPTION OF UNREGISTERED 5.50% NOTES DUE 2019
Certificate
Number(s) (Attach
Name(s) and Address(es) of Holder(s)	Type of Security	Signed List,	Aggregate Principal
(Please fill in, if Blank)	Tendered	if Necessary)	Amount Tendered

Total principal amount of unregistered notes tendered:

☐	CHECK HERE IF TENDERED UNREGISTERED 5.50% NOTES DUE 2019 ARE BEING DELIVERED BY DTC TO THE APPLICABLE EXCHANGE AGENT’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of tendering institution:

DTC book-entry account:

Transaction code no.:

DESCRIPTION OF UNREGISTERED 6.20% NOTES DUE 2040
Certificate
Number(s) (Attach
Name(s) and Address(es) of Holder(s)	Type of Security	Signed List,	Aggregate Principal
(Please fill in, if Blank)	Tendered	if Necessary)	Amount Tendered

Total principal amount of unregistered notes tendered:

☐	CHECK HERE IF TENDERED UNREGISTERED 6.20% NOTES DUE 2040 ARE BEING DELIVERED BY DTC TO THE APPLICABLE EXCHANGE AGENT’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of tendering institution:

DTC book-entry account:

Transaction code no.:

Ladies and Gentlemen:

Subject to the terms and conditions of the exchange offers, the undersigned hereby tenders to Republic Services, Inc., the principal amount of unregistered notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of unregistered notes tendered hereby in accordance with this letter of transmittal and the accompanying instructions, the undersigned sells, assigns and transfers to, or upon the order of, Republic Services, Inc., all right, title and interest in and to the unregistered notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the applicable exchange agent its agent and attorney-in-fact (with full knowledge that the applicable exchange agent also acts as agent of Republic Services, Inc., and as trustee under the indenture for the unregistered notes and the exchange notes) with respect to the tendered unregistered notes with full power of substitution to (1) deliver certificates for such unregistered notes to Republic Services, Inc., or transfer ownership of such unregistered notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity to, or upon the order of, Republic Services, Inc., and (2) present such unregistered notes for transfer on the books of Republic Services, Inc., and receive all benefits and otherwise exercise all rights of beneficial ownership of such unregistered notes, all in accordance with the terms of the applicable exchange offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, sell, assign and transfer the unregistered notes tendered hereby and to acquire the exchange notes issuable upon the exchange of the unregistered notes, and that Republic Services, Inc., will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by Republic Services, Inc. The undersigned also acknowledges that the applicable exchange offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the exchange notes issued in exchange for the unregistered notes pursuant to the applicable exchange offer may be offered for sale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such unregistered notes directly from Republic Services, Inc., for resale pursuant to Rule 144A or any other available exemption under the Securities Act or a holder that is an “affiliate” of Republic Services, Inc., as defined in Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such exchange notes are acquired by a non-affiliate of Republic Services, Inc., in the ordinary course of such holder’s business and such holders have no arrangement or understanding with any person to participate in the distribution of such exchange notes.

The undersigned Holder represents and warrants that

(a) any exchange notes to be received by it will be acquired in the ordinary course of business,

(b) it has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the exchange notes,

(c) it is not an “affiliate” (as defined in Rule 405 under the Securities Act) of Republic Services, Inc., or any guarantor,

(d) if the undersigned is a broker-dealer, it has not entered into any arrangement or understanding with Republic Services, Inc., or any “affiliate” of Republic Services, Inc., as defined in Rule 405 promulgated under the Securities Act to distribute the exchange notes,

(e) if the undersigned is a broker-dealer, the undersigned further represents and warrants that, if it will receive exchange notes for its own account in exchange for unregistered notes that were acquired as a result of market-making activities or other trading activities, the undersigned will deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of exchange notes received in the exchange offer, and

(f) the undersigned Holder is not acting on behalf of any person or entity that could not truthfully make these representations.

Any broker-dealer acknowledging that it will deliver, and by delivering, a prospectus meeting the requirements of the Securities Act in connection with any resale of exchange notes, will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the applicable exchange agent or Republic Services, Inc., to be necessary or desirable to complete the exchange, assignment and transfer of the unregistered notes tendered hereby or transfer of ownership of such unregistered notes on the account books maintained by a book-entry transfer facility.

The undersigned understands and agrees that Republic Services, Inc., reserves the right not to accept tendered unregistered notes from any tendering Holder if Republic Services, Inc., determines, in its sole and absolute discretion, that its ability to proceed with the applicable exchange offer would be impaired by a pending or threatened action or proceeding with respect to the applicable exchange offer or that such acceptance could result in a violation of applicable securities laws.

For purposes of the exchange offers, Republic Services, Inc., shall be deemed to have accepted validly tendered unregistered notes when, as and if Republic Services, Inc., has given oral or written notice thereof to the applicable exchange agent. If any tendered unregistered notes are not accepted for exchange pursuant to the applicable exchange offer for any reason, such unaccepted or non-exchanged unregistered notes will be returned to the address shown below or to a different address as may be indicated herein under “Special Delivery Instructions,” without expense to the tendering Holder thereof, (or, in the case of tender by book-entry transfer into the applicable exchange agent’s account at the book-entry transfer facility pursuant to the book-entry transfer procedures described in the prospectus under the caption “The Exchange Offers — Book-Entry Transfer,” such non-exchanged notes will be credited to an account maintained with such book-entry transfer facility) promptly after the expiration or termination of the exchange offer.

The undersigned understands and acknowledges that Republic Services, Inc., reserves the right in its sole discretion to purchase or make offers for any unregistered notes that remain outstanding subsequent to the Expiration Date or, as set forth in the prospectus under the caption “The Exchange Offers — Expiration Date; Extensions; Amendment; Termination,” to terminate the exchange offers and, to the extent permitted by applicable law, purchase unregistered notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the exchange offers.

The undersigned understands that tenders of unregistered notes pursuant to the procedures described under the caption “The Exchange Offers — Procedures for Tendering” in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and Republic Services, Inc., upon the terms and subject to the conditions of the applicable exchange offer. The undersigned also agrees that acceptance of any tendered unregistered notes by Republic Services, Inc., and the issuance of exchange notes in exchange therefor shall constitute performance in full by Republic Services, Inc., of its obligations under the applicable exchange offer and applicable Registration Rights Agreement and that, upon the issuance of the exchange notes, Republic Services, Inc., will have no further obligations or liabilities thereunder (except in certain limited circumstances).

All authority conferred or agreed to be conferred by this letter of transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this letter of transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in the prospectus and in this letter of transmittal.

By acceptance of the applicable exchange offer, each broker-dealer that receives exchange notes pursuant to the applicable exchange offer hereby acknowledges and agrees that, upon the receipt of notice by Republic Services, Inc., of the happening of any event that makes any statement in the prospectus untrue in any material respect or that requires the making of any changes in the prospectus in order to make the statements therein not misleading (which notice Republic Services, Inc., agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the prospectus until Republic Services, Inc., has amended or supplemented the prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

The undersigned understands and agrees that unless he or she otherwise indicates under “Special Registration Instructions,” the certificates representing the exchange notes issued in exchange for the unregistered notes will be issued and any unregistered notes not tendered or not exchanged will be returned in the name(s) of the undersigned (or in either such event in the case of unregistered notes tendered by DTC, by credit to the respective account at DTC). Similarly, unless otherwise indicated under “Special Delivery Instructions,” the certificates representing the exchange notes issued in exchange for the unregistered notes will be sent and any unregistered notes not tendered or not exchanged (and accompanying documents, as appropriate) will be returned to the undersigned at the address shown below the undersigned’s signatures, unless, in either event, tender is being made through DTC. In the event that both “Special Registration Instructions” and “Special Delivery Instructions” are completed, the certificates representing the exchange notes issued in exchange for the unregistered notes will be issued and any unregistered notes not tendered or not exchanged will be returned in the name(s) of, and said certificates will be sent to, the person(s) so indicated. The undersigned recognizes that Republic Services, Inc., has no obligations pursuant to the “Special Registration Instructions” and “Special Delivery Instructions” to transfer any unregistered notes from the name of the registered holder(s) thereof if Republic Services, Inc., does not accept for exchange any of the unregistered notes so tendered.

PLEASE SIGN HERE

This letter of transmittal must be signed by the registered Holder(s) of unregistered notes exactly as its (their) name(s) appear(s) on certificate(s) of unregistered notes or, if tendered by a participant in DTC, exactly as such participant’s name appears on its security position listing it as the owner of unregistered notes, or by the person(s) authorized to become the registered Holder(s) by endorsements and documents transmitted with this letter of transmittal. If the unregistered notes to which this letter of transmittal relates are held of record by two or more joint Holders, then all such Holders must sign this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below under “Capacity(ies)” and submit evidence satisfactory to Republic Services, Inc., of such person’s authority to so act. (See Instruction 6.) If the signature appearing below is not that of the registered Holder(s) of the unregistered notes, then the registered Holder(s) must sign a valid proxy.

Date:

Date:
Signature(s) of Holder(s) or Authorized Signatory

Name(s):	Address:

(Please Print)

Capacity(ies):

(Including Zip Code)
Area code and telephone no.:

Employer Identification or Social Security Number(s):

SIGNATURE GUARANTEE
(SEE INSTRUCTION 1 HEREIN)

(Name of Eligible Institution Guaranteeing Signatures)

(Address (Including Zip Code) and Telephone Number (Including Area Code) of Eligible Institution)

(Authorized Signatures)

(Printed Names)

(Titles)

Date:

SPECIAL REGISTRATION
INSTRUCTIONS
(See Instruction 7 herein)

To be completed ONLY if certificates for unregistered notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or the exchange notes issued pursuant to the applicable exchange offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this letter of transmittal or issued to an address different from that shown in the box(es) entitled “Description of Unregistered 5.00% Notes Due 2020,” “Description of Unregistered 5.25% Notes Due 2021,” “Description of Unregistered 5.50% Notes Due 2019” or “Description of Unregistered 6.20% Notes Due 2040,” as appropriate, within this letter of transmittal, or if exchange notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC other than the account indicated above.

Name:
(Please Print)

Address:
(Please Print)

(Zip Code)

Employer Identification of Social Security Number

(See Substitute Form W-9 below)

SPECIAL DELIVERY
INSTRUCTIONS
(See Instruction 7 herein)

To be completed ONLY if certificates for unregistered notes in a principal amount not tendered or not accepted for exchange are to be sent to, or the exchange notes issued pursuant to the applicable exchange offer are to be sent to someone other than, the person or persons whose signature(s) appear(s) within this letter of transmittal, or to an address different from that shown in the box(es) entitled “Description of Unregistered 5.00% Notes Due 2020,” “Description of Unregistered 5.25% Notes Due 2021,” “Description of Unregistered 5.50% Notes Due 2019” or “Description of Unregistered 6.20% Notes Due 2040,” as appropriate, within this letter of transmittal, or to be credited to an account maintained at DTC, other than the account indicated above.

Name:
(Please Print)

Address:
(Please Print)

(Zip Code)

Employer Identification of Social Security Number

(See Substitute Form W-9 below)

INSTRUCTIONS
Forming part of the terms and conditions of the exchange offers

To be completed ONLY if certificates for unregistered notes in a principal amount not tendered or not accepted for exchange are to be sent to, or the exchange notes issued pursuant to the applicable exchange offer are to be sent to someone other than, the person or persons whose signature(s) appear(s) within this letter of transmittal, or to an address different from that shown in the box(es) entitled “Description of Unregistered 5.00% Notes Due 2020,” “Description of Unregistered 5.25% Notes Due 2021,” “Description of Unregistered 5.50% Notes Due 2019” or “Description of Unregistered 6.20% Notes Due 2040,” as appropriate, within this letter of transmittal, or to be credited to an account maintained at DTC, other than the account indicated above.

1. Guarantee of Signatures.  Signatures on this letter of transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”) unless the unregistered notes tendered pursuant thereto are tendered (1) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of unregistered notes) who has not completed the box set forth herein entitled “Special Registration Instructions” or “Special Delivery Instructions” of this letter of transmittal or (2) for the account of an Eligible Institution.

2. Delivery of this Letter of Transmittal and Unregistered Notes.  Certificates for the physically tendered unregistered notes (or a confirmation of a book-entry transfer to the exchange agent at DTC of all unregistered notes tendered electronically), as well as, in the case of physical delivery of unregistered notes, a properly completed and duly executed copy of this letter of transmittal or facsimile hereof and any other documents required by this letter of transmittal must be received by the applicable exchange agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered unregistered notes, this letter of transmittal and all other required documents, or book-entry transfer and transmission of an Agent’s Message by a DTC participant, to the applicable exchange agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the applicable exchange agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No letter of transmittal or unregistered notes should be sent to Republic Services, Inc., or DTC.

The applicable exchange agent will make a request to establish an account with respect to the unregistered notes at DTC for purposes of the exchange offer promptly after receipt of the prospectus, and any financial institution that is a participant in DTC may make book-entry delivery of unregistered notes by causing DTC to transfer such unregistered notes into the applicable exchange agent’s account at DTC in accordance with the relevant entity’s procedures for transfer. However, although delivery of unregistered notes may be effected through book-entry transfer at DTC, an Agent’s Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents must, in any case, be transmitted to and received by the applicable exchange agent at the address specified on the cover page of the letter of transmittal on or prior to the Expiration Date.

A Holder may tender unregistered notes that are held through DTC by transmitting its acceptance through DTC’s Automatic Tender Offer Program, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent’s Message to the applicable exchange agent for its acceptance. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the applicable exchange agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the unregistered notes and that such participant has received the letter of transmittal and agrees to be bound by the terms of the letter of transmittal and Republic Services, Inc., may enforce such agreement against such participant. Delivery of an Agent’s Message will also constitute an acknowledgment from the tendering DTC participant that the representations and warranties set forth on page 5 of this letter of transmittal are true and correct.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered unregistered notes or this letter of transmittal will be determined by Republic Services, Inc., in its sole discretion, which determination will be final and binding. All tendering Holders, by execution of this letter of transmittal (or copy hereof), shall waive any right to receive notice of the acceptance of the unregistered notes for exchange. Republic Services, Inc., reserves the absolute right to reject any and all unregistered notes or letter of transmittal not properly tendered, or any tenders Republic

Services, Inc.’s acceptance of which would, in the opinion of counsel for Republic Services, Inc., be unlawful. Republic Services, Inc., also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular unregistered notes. Republic Services, Inc.’s interpretation of the terms and conditions of the exchange offers (including the instructions in this letter of transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of unregistered notes must be cured within such time as Republic Services, Inc., shall determine. Although Republic Services, Inc., intends to notify Holders of defects or irregularities with respect to tenders of unregistered notes, none of Republic Services, Inc., the applicable exchange agent or any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of unregistered notes, nor shall any of them incur any liability for failure to give such notification. Tenders of unregistered notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any unregistered notes received by the applicable exchange agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the applicable exchange agent to the tendering Holders of unregistered notes, unless otherwise provided in this letter of transmittal, as soon as practicable following the Expiration Date.

3. Inadequate Space.  If the space provided is inadequate, the certificate number(s) of the unregistered notes should be listed on a separate signed schedule attached hereto.

4. Tender by Holder.  Except in limited circumstances, only a registered Holder of unregistered notes or a DTC participant listed on a securities position listing furnished by DTC with respect to the unregistered notes may tender its unregistered notes in the applicable exchange offer. Any beneficial owner of unregistered notes who is not the registered Holder and is not a DTC participant and who wishes to tender should arrange with such registered holder to execute and deliver this letter of transmittal on such beneficial owner’s behalf or must, prior to completing and executing this letter of transmittal and delivering such unregistered notes, either make appropriate arrangements to register ownership of the unregistered notes in such beneficial owner’s name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such unregistered notes.

5. Partial Tenders; Withdrawals.  Tenders of unregistered notes will be accepted only in minimum denominations of $2,000 and larger integral multiples of $1,000. If less than the entire principal amount of any unregistered notes is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the box(es) entitled “Description of Unregistered 5.00% Notes Due 2020,” “Description of Unregistered 5.25% Notes Due 2021,” “Description of Unregistered 5.50% Notes Due 2019” or “Description of Unregistered 6.20% Notes Due 2019,” as appropriate. The entire principal amount of unregistered notes delivered to the applicable exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all unregistered notes is not tendered, unregistered notes for the principal amount of unregistered notes not tendered and a certificate or certificates representing exchange notes issued in exchange of any unregistered notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this letter of transmittal, promptly after the unregistered notes are accepted for exchange.

Except as otherwise provided herein, tenders of unregistered notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. To withdraw a tender of unregistered notes in the applicable exchange offer, a written or facsimile transmission notice of withdrawal must be received by the applicable exchange agent at its address set forth herein prior to the Expiration Date. Any such notice of withdrawal must (1) specify the name of the person having deposited the unregistered notes to be withdrawn (the “Depositor”), (2) identify the unregistered notes to be withdrawn (including the certificate number(s) and principal amount of such unregistered notes, or, in the case of unregistered notes transferred by book-entry transfer, the name and number of the account at DTC to be credited), (3) be signed by the Depositor in the same manner as the original signature on the letter of transmittal by which such unregistered notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the registrar with respect to the unregistered notes register the transfer of such unregistered notes into the name of the person withdrawing the tender and (4) specify the name in which any such unregistered notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by Republic Services, Inc., whose determination shall be final and binding on all parties. Any unregistered notes so withdrawn will be deemed not to have been validly tendered for purposes of the exchange offers and no exchange notes will be issued with respect thereto unless the unregistered notes so withdrawn are validly re-tendered. Any unregistered notes which have been tendered but which are not accepted for exchange by Republic Services, Inc., will be returned to the Holder thereof without cost to such Holder promptly after withdrawal, rejection of tender or termination of the applicable exchange offer. Properly withdrawn unregistered notes may be re-tendered by following one of the procedures described in the prospectus under the caption “The Exchange Offers — Procedures for Tendering” at any time prior to the Expiration Date.

6. Signatures on the Letter of Transmittal; Bond Powers and Endorsements.  If this letter of transmittal (or a copy hereof) is signed by the registered Holder(s) of the unregistered notes tendered hereby, the signature must correspond with the name(s) as written on the face of the unregistered notes without alteration or any change whatsoever.

If any of the unregistered notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

If a number of unregistered notes registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this letter of transmittal as there are different registrations of unregistered notes.

If this letter of transmittal (or a copy hereof) is signed by the registered Holder(s) (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on the security listing as the owner of the unregistered notes) of notes tendered and the certificate(s) for exchange notes issued in exchange therefor is to be issued (or any untendered principal amount of unregistered notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered note, nor provide a separate bond power.

If this letter of transmittal (or a copy hereof) is signed by a person other than the registered Holder(s) of notes listed therein, such notes must be endorsed or accompanied by properly completed bond powers which authorize such person to tender the notes on behalf of the registered Holder, in either case signed as the name of the registered Holder(s) appears on the unregistered notes, and with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

If this letter of transmittal (or a copy hereof) or any unregistered notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Republic Services, Inc., evidence satisfactory to Republic Services, Inc., of the authority to so act must be submitted with this letter of transmittal.

Endorsements on unregistered notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

7. Special Registration and Delivery Instructions.  Tendering Holders should indicate, in the applicable spaces, the name and address to which exchange notes, or unregistered notes for principal amounts not tendered or not accepted for exchange, are to be issued or sent, if different from the name and address of the person signing this letter of transmittal (or in the case of tender of the unregistered notes through DTC, if different from the account maintained at DTC indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

8. Transfer Taxes.  Republic Services, Inc., will pay all transfer taxes, if any, applicable to the exchange of unregistered notes pursuant to the exchange offers. If, however, certificates representing exchange notes or unregistered notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the notes tendered hereby, or if tendered notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the exchange of unregistered notes pursuant to the exchange offers, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

9. Waiver of Conditions.  Republic Services, Inc., reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the exchange offers in the case of any unregistered notes tendered.

10. Mutilated, Lost, Stolen or Destroyed Unregistered Notes.  Any tendering Holder whose unregistered notes have been mutilated, lost, stolen or destroyed should contact the applicable exchange agent at the address indicated herein for further instruction.

11. Requests for Assistance or Additional Copies.  Questions and requests for assistance and requests for additional copies of the prospectus or this letter of transmittal may be directed to the applicable exchange agent at the address specified in the prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

IMPORTANT TAX INFORMATION

Under United States federal income tax law, a tendering Holder may be subject to backup withholding at a rate of 28% with respect to payments by the applicable exchange agent pursuant to the exchange offers unless such Holder: (i) is an exempt recipient and, if required, establishes its exemption from backup withholding, (ii) provides its correct TIN and certifies that (A) the TIN provided is correct (or that such Holder is awaiting a TIN), (B) it is not currently subject to backup withholding and (C) is a U.S. person; or (iii) certifies as to its non-United States status. If a U.S. Holder is an individual, the TIN is his or her social security number. Completion of the enclosed Substitute Form W-9, in the case of a U.S. Holder, provided in this letter of transmittal, should be used for this purpose. Failure to provide such U.S. Holder’s TIN on the Substitute Form W-9 may subject the tendering Holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such tendering Holder pursuant to the exchange offers may be subject to backup withholding (see below). More serious penalties may be imposed for providing false information which, if willfully done, may result in fines and/or imprisonment. The “Applied For” box in Part I of the Substitute Form W-9 may be checked if the tendering U.S. Holder (or other payee) has not been issued a TIN and has applied for a TIN. If the “Applied For” box in Part I is so checked and the applicable exchange agent is not provided with a TIN by the time of payment, the applicable exchange agent will withhold 28% on all such payments received pursuant to the exchange offers. A U.S. Holder who checks the “Applied For” box in Part I in lieu of furnishing his or her TIN should furnish the applicable exchange agent with such U.S. Holder’s TIN as soon as it is received.

If backup withholding applies to a tendering Holder, the applicable exchange agent will withhold 28% of any payments made to such Holder pursuant to the exchange offers. Backup withholding is not an additional tax. Rather, provided that the required information is timely furnished to the Internal Revenue Service, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount withheld or, if withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The applicable exchange agent cannot refund amounts withheld by reason of backup withholding. Tendering Holders are encouraged to consult their own tax advisers to determine whether they are exempt from these backup withholding requirements.

In order for a non-U.S. Holder to qualify as an exempt recipient, that non-U.S. Holder should submit the appropriate Internal Revenue Service Form W-8 signed under penalties of perjury, attesting to that non-U.S. Holder’s foreign status. A non-U.S. Holder that does not properly certify its non-U.S. status will be subject to 28% backup withholding on the amount realized pursuant to the exchange offer (other than any payment in respect to accrued and unpaid interest to the extent such payment is subject to withholding tax at a rate of 30%). The appropriate forms may be obtained via the Internal Revenue Service website at www.irs.gov or by contacting the applicable exchange agent.

TO BE COMPLETED BY ALL TENDERING HOLDERS

PAYOR’S NAME: REPUBLIC SERVICES, INC.

Payee’s Name:

Payee’s Business Name (if different from above):

Payee’s Address:

Mark Appropriate Box:	[ ] Limited Liability Company Enter appropriate tax classification — disregarded entity — corporation — partnership	[ ] Individual/Sole Proprietor	[ ] Corporation	[ ] Partnership	[ ] Other

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part I — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN: Social Security Number or Employer Identification Number or ☐ Applied For

Part II — For Payees exempt from backup withholding, write “Exempt” here and sign and date below (see the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein)

Payor’s Request for Taxpayer Taxpayer Identification Number (“TIN”) and Certification	Part III — Certification — Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) of Part III above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines.)

SIGNATURE: DATE:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28 PERCENT OF ANY PAYMENTS MADE TO YOU UNDER THE NOTES AND A U.S.$50 PENALTY IMPOSED BY THE IRS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the exchange agent by the time of payment, the applicable amount of all reportable payments made to me will be withheld and such retained amounts shall be remitted to the IRS as backup withholding.

Signature	Date

Name (Please Print)

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR.  Social security numbers have nine digits separated by two hyphens; i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen; i.e., 00-0000000. The table below will help determine the number to give the payor.

Give the NAME and
SOCIAL SECURITY number
For this type of account:		of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodial account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)

Give the NAME and EMPLOYER
IDENTIFICATION number
For this type of account:		of:
6.	Disregarded entity not owned by an individual	The owner(4)
7.	A valid trust, estate, or pension trust	The legal entity(5)
8.	Corporation (or LLC electing corporate status on Form 8832)	The corporation
9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name, but you may also enter your business name or “doing business as” name. Use either the individual’s social security number or the business’ employer identification number (if it has one).

(4)	You must show the owner’s name on the “Payee’s Name” line and use the owner’s taxpayer identification number. You must show the disregarded entity’s name on the “Payee’s Business Name” line. Do not enter the disregarded entity’s taxpayer identification number.
(5)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card (for resident individuals), Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7, Application for IRS Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns) at the local office of the Social Security Administration or the IRS and apply for a number.

To complete Substitute Form W-9 if you do not have a taxpayer identification number, check the “Applied For” box in Part I, sign and date the form, and give it to the requester.

Payees Exempt from Backup Withholding

Payees generally exempted from backup withholding include the following:

•	A corporation.

•	A financial institution.

•	An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or an individual retirement plan, or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

•	The United States or any agency or instrumentality thereof.

•	A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

•	A dealer in securities or commodities registered in the United States or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a) of the Code.

•	An exempt charitable remainder trust, or a non-exempt trust described in section 4947 of the Code.

•	An entity registered at all times under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A middleman known in the investment community as a nominee or custodian or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441 of the Code.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) of the Code distributions made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor’s trade or business and you have not provided your correct taxpayer identification number to the payor.

•	Payments of tax-exempt interest (including exempt interest dividends under section 852 of the Code).

•	Payments described in section 6049(b)(5) of the Code to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451 of the Code.

•	Payments made by certain foreign organizations.

Exempt payees described above should file Substitute Form W-9 as follows to avoid possible erroneous backup withholding:

FILE SUBSTITUTE FORM W-9 WITH THE PAYOR BY FURNISHING YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE face OF THE FORM (IN PART II OF THE FORM), SIGN AND DATE THE FORM AND RETURN TO THE PAYOR.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code, and the regulations under such sections.

Privacy Act Notice.  — Section 6109 of the Code requires you to give your correct taxpayer identification number to Payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. Payors must be given the numbers whether or not you are required to file tax returns. Payors must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR ADVISOR OR THE INTERNAL REVENUE SERVICE.

(DO NOT WRITE IN SPACE BELOW)

Certificate Surrendered	Unregistered Notes Tendered	Unregistered Notes Accepted

Delivery Prepared by	Checked by	Date